Supplement to the Class A, B and C Shares Prospectus

CREDIT SUISSE MID-CAP CORE FUND

The following information supercedes certain information contained in the fund's Prospectus.

The following information replaces the table set forth on page 7 of the fund's prospectus:

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/06:	ONE YEAR 2006	FIVE YEARS 2002-2006	LIFE OF CLASS	INCEPTION DATE
CLASS A RETURN BEFORE TAXES	-4.36%	3.09%	3.86%	11/30/01
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS	-4.36%	3.09%	3.86%
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-2.83%	2.65%	3.32%
CLASS B RETURN BEFORE TAXES	-3.29%	N/A	3.47%	2/27/04
CLASS C RETURN BEFORE TAXES	-0.29%	N/A	4.13%	2/27/04
STANDARD & POOR'S MIDCAP 400® INDEX[1] (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)	10.32%	10.89%	13.19%[2]
RUSSELL 2500TM GROWTH INDEX[3] (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)	12.26%	7.62%	8.62%[2]
RUSSELL MIDCAP® GROWTH INDEX[4] (REFLECTS NO DEDUCTIONS FOR FEES EXPENSES OR TAXES)	10.66%	8.22%	8.86%[2]

  1  The Standard & Poor's MidCap 400 Index is an unmanaged market-weighted index of 400 U.S. stocks selected on the basis of market capitalization, liquidity and industry group representation and is a registered trademark of McGraw-Hill Co., Inc. The Standard & Poor's MidCap 400 Index became the fund's benchmark index on December 1, 2006 in connection with its change in investment strategy. Investors cannot invest directly in an index.

  2  Performance from December 1, 2001.

  3  The Russell 2500TM Growth Index measures the performance of those companies in the Russell 2500TM Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

  4  The Russell Midcap® Growth Index measures the performance of those companies in the Russell MidCap® Index with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

Dated: April 10, 2007	MCC-PRO-LOAD-16-0407 2007-05